U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549


FORM 8-K/A

Current Report Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported) October 17, 1995

GENERAL PARCEL SERVICE, INC.
(Exact Name of Small Business Issuer in Its Charter)

State of Florida
(State or Other Jurisdiction of  Incorporation)


     33-30123-A                                     59-2576629
(Commission File Number)                (I.R.S. Employer Identification No.)


8923 Western Way, Suite 22     Jacksonville, FL          32256
(Address of Principal Executive Offices)             (Zip Code)

(904) 363-0089
(Registrant's Telephone Number)

































Item # 4:      Changes in Registrant's Certified Accountant


On October 17, 1995, Coopers & Lybrand L.L.P. resigned as auditors for the Registrant. The auditor's reports for the last two fiscal years did not contain adverse opinions or disclaimers of opinion, nor were they modified as to uncertainty, audit scope, or accounting principles. The decision to change accountants has not been passed upon by the Board of Directors. There were no disagreements with Coopers and Lybrand L.L.P. on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.


Item # 7:       Exhibits

     Exhibit         Letter from Coopers & Lybrand stating their agreement
              		     with the disclosure in Item # 4.



SIGNATURES

Pursuant to the requirements of the Security Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


		    GENERAL PARCEL SERVICE, INC.


		    By:   /s/  E. Hoke Smith, Jr.
       			  E. Hoke Smith, Jr., President


		    Date: November  2, 1995






















							EXHIBIT





Coopers & Lybrand LLP
Barnett Center
50 North Laura Street
Suite 3000
Jacksonville, Florida 32202

November 1, 1995



Securities and Exchange Commission
450 Fifth Street, N. W.
Washington, D. C. 20549

Gentlemen:

We have read the statements made by General Parcel Services, Inc. (copy attached), which we understand will be filed with the Commission, pursuant to Item 4 of Form 8-K as part of the Company's Form 8-K report dated October 17, 1995. We agree with the statements concerning our Firm in such Form 8-K.

Very truly yours,


Sig. of Coopers & Lybrand LLP

Enclosure